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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2005


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                                BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


           000-24875                                       13-4025857
     (Commission File No.)                     (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)


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       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

        On February 2, 2005, Bioenvision, Inc. (the "Company") entered into an Underwriting Agreement with J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the "Underwriters") (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters 7,500,000 shares (the "Offered Shares") of its common stock, par value $0.001 per share (the "Common Stock") and grant the Underwriters an option to purchase up to an additional 1,125,000 shares (the "Option Shares") of Common Stock to cover over-allotments, if any. The Underwriters may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

        On February 3, 2005, the Company issued a press release announcing the pricing of its underwritten public offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

        On February 3, 2005, Paul, Hastings, Janofsky & Walker LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

        1.1 Underwriting Agreement, dated as of February 2, 2005, by and among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters listed on
               Schedule I thereto.

        5.1    Opinion of Paul, Hastings, Janofsky & Walker LLP.

        23.1 Consent of Paul, Hastings, Janofsky & Walker LLP (included in the opinion filed as Exhibit 5.1).

        99.1   Press Release dated February 3, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BIOENVISION, INC.


Dated: February 3, 2005       By:               /s/ David P. Luci
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                                                 David P. Luci
                                 Chief Financial Officer, General Counsel and
                                              Corporate Secretary


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                                  EXHIBIT INDEX


        1.1 Underwriting Agreement, dated as of February 2, 2005, by and among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters listed on
               Schedule I thereto.

        5.1    Opinion of Paul, Hastings, Janofsky & Walker LLP.

        23.1 Consent of Paul, Hastings, Janofsky & Walker LLP (included in the opinion filed as Exhibit 5.1).

        99.1   Press Release dated February 3, 2005.


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